   As filed with the Securities and Exchange Commission on September 11, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/x/  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIVEST FLORIDA FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials:

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                             MUNIVEST FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                OCTOBER 20, 1997

TO THE SHAREHOLDERS OF MUNIVEST FLORIDA FUND:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders (the 'Meeting') of MuniVest Florida Fund (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, October 20, 1997 at 11:15 a.m. for the following purposes:

          (1) To elect a Board of Trustees to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on August 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after October 6, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                          By Order of the Board of Trustees

                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: September 11, 1997

                                PROXY STATEMENT
                            ------------------------

                             MUNIVEST FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                                OCTOBER 20, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of MuniVest Florida Fund, a Massachusetts business trust (the 'Fund'), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, October 20, 1997 at 11:15 a.m. The approximate mailing date of this Proxy Statement is September 15, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Trustees has fixed the close of business on August 25, 1997, as the record date (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 5,978,662 shares of beneficial interest, par value $.10 per share ('Common Shares'), and 1,600 auction market preferred shares, par value $.05 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Common Shares or more than five percent of the outstanding AMPS.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF TRUSTEES


     At the Meeting, the Board of Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Trustees to be elected by holders of AMPS; and

          (2) All proxies of the holders of AMPS and Common Shares, voting together as a single class, in favor of the four (4) persons designated as Trustees to be elected by holders of AMPS and Common Shares.

     The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                        OWNED ON
                                                                                                     THE RECORD DATE
                                                      PRINCIPAL OCCUPATIONS                       ---------------------
         NAME AND ADDRESS                            DURING PAST FIVE YEARS             TRUSTEE    COMMON
            OF NOMINEE               AGE           AND PUBLIC DIRECTORSHIPS(1)           SINCE     SHARES       AMPS
-----------------------------------  ----  -------------------------------------------  --------  ---------   ---------
Donald Cecil(1)(2) ................   70   Special Limited Partner of Cumberland          1993        0           0
Cumberland Associates                      Partners (an investment partnership) since
1114 Avenue of the Americas                1982; Member of Institute of Chartered
New York, New York 10036                   Financial Analysts; Member and Chairman of
                                           Westchester County (N.Y.) Board of
                                           Transportation.
M. Colyer Crum(1)(2) ..............   65   Currently James R. Williston Professor of      1993        0           0
Soldiers Field Road                        Investment Management Emeritus, Harvard
Boston, Massachusetts 02163                Business School; James R. Williston
                                           Professor of Investment Management, Harvard
                                           Business School, from 1971 to 1996;
                                           Director of Cambridge Bancorp, Copley
                                           Properties, Inc. and Sun Life Assurance
                                           Company of Canada.
TO BE ELECTED BY HOLDERS OF AMPS AND COMMON SHARES, VOTING TOGETHER AS A SINGLE CLASS:
                                                                                                        SHARES
                                                                                                      BENEFICIALLY
                                                                                                        OWNED ON

                                                                                                     THE RECORD DATE
                                                      PRINCIPAL OCCUPATIONS                       ---------------------
         NAME AND ADDRESS                            DURING PAST FIVE YEARS             TRUSTEE    COMMON
            OF NOMINEE               AGE           AND PUBLIC DIRECTORSHIPS(1)           SINCE     SHARES       AMPS
-----------------------------------  ----  -------------------------------------------  --------  ---------   ---------
Edward H. Meyer(1)(2) .............   70   President of Grey Advertising Inc. since       1993        0           0
Grey Advertising Inc.                      1968, Chief Executive Officer since 1970
777 Third Avenue                           and Chairman of the Board of Directors
New York, New York 10017                   since 1972; Director of The May Department
                                           Stores Company, Bowne & Co., Inc.
                                           (financial printers), Ethan Allen
                                           Interiors, Inc. and Harman International
                                           Industries, Inc.

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                        OWNED ON
                                                                                                     THE RECORD DATE
                                                      PRINCIPAL OCCUPATIONS                       ---------------------
         NAME AND ADDRESS                            DURING PAST FIVE YEARS             TRUSTEE    COMMON
            OF NOMINEE               AGE           AND PUBLIC DIRECTORSHIPS(1)           SINCE     SHARES       AMPS
-----------------------------------  ----  -------------------------------------------  --------  ---------   ---------
Jack B. Sunderland(1)(2) ..........   69   President and Director of American             1993        0           0
P.O. Box 7                                 Independent Oil Company, Inc. (an energy
West Cornwall, Connecticut 06796           company) since 1987; Member of Council on
                                           Foreign Relations since 1971.
J. Thomas Touchton(1)(2) ..........   58   Managing Partner of The Witt-Touchton          1993        0           0
Suite 3405                                 Company and its predecessor, The Witt Co.
One Tampa City Center                      (a private investment partnership) since
Tampa, Florida 33602                       1972; Trustee Emeritus of Washington and
                                           Lee University; Director of TECO Energy,
                                           Inc. (an electric utility holding company).
Arthur Zeikel(1)* .................   65   President of Fund Asset Management, L.P.       1993        0           0
800 Scudders Mill Road                     ('FAM', which term as used herein includes
Plainsboro, New Jersey 08536               its corporate predecessors) since 1977;
                                           President of MLAM (which term as used
                                           herein includes its corporate predecessors)
                                           since 1977; President and Director of
                                           Princeton Services, Inc. ('Princeton
                                           Services') since 1993; Executive Vice
                                           President of Merrill Lynch & Co., Inc. ('ML
                                           & Co.') since 1990; Director of Merrill
                                           Lynch Funds Distributor, Inc. ('MLFD')
                                           since 1977.

------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Trustees.'

(2) Member of the Audit Committee of the Board of Trustees.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Trustees Meetings. The Board of Trustees has a standing Audit Committee, which consists of Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties. The Board of Trustees does not have a nominating committee.

     During the fiscal year ended October 31, 1996, the Board of Trustees held four meetings and the Audit Committee held four meetings. All of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and, if a member, of the total number of meetings of the Audit Committee held during the period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Patrick D. Sweeney inadvertently failed to file a timely report on Form 3 to disclose his appointment as an officer of the Fund.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.


     Compensation of Trustees. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Trustee not affiliated with FAM (each a 'non-affiliated Trustee') a fee of $2,500 per year plus $250 per regular meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Trustees, a fee of $500 per year plus $125 per meeting attended, together with such Trustee's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $20,253 for the fiscal year ended October 31, 1996.

     The following table sets forth, for the fiscal year ended October 31, 1996, compensation paid by the Fund to the non-affiliated Trustees, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Trustees.

NAME                                     PENSION OR RETIREMENT      AGGREGATE COMPENSATION FROM FUND
 OF                    COMPENSATION     BENEFITS ACCRUED AS PART      AND FAM/MLAM ADVISED FUNDS PAID
TRUSTEE                  FROM FUND          OF FUND EXPENSES                    TO TRUSTEES
----                   -------------    -------------------------    ---------------------------------
Donald Cecil(1)          $4,500                  None                           $268,933
M. Colyer Crum(1)        $4,500                  None                           $117,600
Edward H. Meyer(1)       $4,500                  None                           $227,933
Jack B. Sunderland(1)    $4,500                  None                           $128,100
J. Thomas Touchton(1)    $4,500                  None                           $128,100

------------------
(1) The Trustees serve on the Boards of FAM/MLAM Advised Funds as follows:
    Mr. Cecil (32 registered investment companies consisting of 32 portfolios), Mr. Crum (14 registered investment companies consisting of 14 portfolios), Mr. Meyer (32 registered investment companies consisting of 32 portfolios), Mr. Sunderland (17 registered investment companies consisting of 29 portfolios) and Mr. Touchton (17 registered investment companies consisting of 29 portfolios).

     Officers of the Fund. The Board of Trustees has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
                          NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
---------------------------------------------------------------------------------   ---------------   ----   --------
Arthur Zeikel ...................................................................      President       65      1993
  President of FAM since 1977; President of MLAM since 1977; President and

  Director of Princeton Services since 1993; Executive Vice President of ML & Co.
  since 1990; Director of MLFD since 1977.
Terry K. Glenn ..................................................................   Executive Vice     56      1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President        President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.
Vincent R. Giordano .............................................................   Vice President     53      1993
  Senior Vice President of FAM and MLAM since 1984; Senior Vice President of
  Princeton Services since 1993.
Kenneth A. Jacob ................................................................   Vice President     46      1993
  Vice President of FAM and MLAM since 1984.
Robert A. DiMella ...............................................................   Vice President     31      1993
  Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from
  1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993; Research Associate with Prudential Investment Corporation from 1989 to 1992.
Donald C. Burke .................................................................   Vice President     37      1993
  Vice President and Director of Taxation of MLAM since 1990.
Gerald M. Richard ...............................................................      Treasurer       48      1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.
Patrick D. Sweeney ..............................................................      Secretary       43      1997
  Vice President of MLAM since 1990.

     Share Ownership. At the Record Date, the Trustees and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Trustee and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are greater, in the aggregate, than the total fees received by it from the Fund. The Board of Trustees of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.


     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Trustee nominees and 'FOR' the ratification of D&T as independent auditors.

     With respect to Item 1, 'Election of Trustees,' holders of AMPS, voting separately as a class, are entitled to elect two Trustees and holders of Common Shares and AMPS, voting together as a single class, are entitled to elect the remaining Trustees. Assuming a quorum is present, (i) election of the two Trustees to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Trustees will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned to the Fund but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 and Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 1996 and a copy of its Semi-Annual Report for the six months ended April 30, 1997 to any shareholder upon request. Such requests should be directed to MuniVest Florida Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1998 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by March 31, 1998.

                                          By Order of the Board of Trustees

                                          PATRICK D. SWEENEY
                                          Secretary

Dated: September 11, 1997

                                                                   COMMON SHARES

                              MUNIVEST FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                    P R O X Y


           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on August 25, 1997 at the annual meeting of shareholders of the Fund to be held on October 20, 1997 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes o or |X| in blue or black ink.

1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below)  |_|

    WITHHOLD AUTHORITY
    to vote for all nominees listed below     |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                                 FOR |_| AGAINST |_| ABSTAIN |_|

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                    Dated:                                                , 1997
                          ------------------------------------------------
                    X
                      ---------------------------------------------------------
                                              Signature

                    X
                     ----------------------------------------------------------
                                    Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                              MUNIVEST FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                    P R O X Y

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on August 25, 1997 at the annual meeting of shareholders of the Fund to be held on October 20, 1997 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes o or |X| in blue or black ink.

1.  ELECTION OF TRUSTEES

FOR all nominees listed below
(except as marked to the contrary below)  |_|

WITHHOLD AUTHORITY
to vote for all nominees listed below     |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                                FOR |_| AGAINST |_|  ABSTAIN |_|

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                    Dated:                                                , 1997
                          ------------------------------------------------
                    X
                      ---------------------------------------------------------
                                              Signature

                    X
                     ----------------------------------------------------------
                                    Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                        2